UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  November 27, 2000


                      MORGAN STANLEY DEAN WITTER CREDIT CORP
                  HELOC Asset-Backed Notes, Series 2000-1 Trust
              (Exact name of registrant as specified in its charter)



New York (governing law of           333-64909-03
Pooling and Servicing Agreement)     (Commission        Pending
(State or other                      File Number)       IRS EIN
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, NA
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

 On November 27, 2000 a distribution was made to holders of MORGAN STANLEY DEAN WITTER CREDIT CORP, HELOC Asset-Backed Notes, Series 2000-1 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                        Description

           EX-99.1                             Monthly report distributed to
                                               holders of HELOC Asset-Backed
                                               Notes, Series 2000-1
                                               Trust, relating to the November
                                               27, 2000 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      MORGAN STANLEY DEAN WITTER CREDIT CORP
                  HELOC Asset-Backed Notes, Series 2000-1 Trust

              By:   Wells Fargo Bank Minnesota, NA as Indenture Trustee
              By:   /s/  Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 12/8/00


                                INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of HELOC Asset-Backed Notes, Series 2000-1 Trust, relating to the November 27, 2000 distribution.